SUPPLEMENT DATED SEPTEMBER 26, 2023 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2023 FOR

MILESTONE VUL-G

Effective October 3, 2023, the paragraph titled “Suicide Exclusion” under the Section Titled “THE POLICY - GENERAL MATTERS” is replaced in its entirety by the following:

Suicide Exclusion: If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or any shorter period as may be required by state law), the Policy will terminate and Our liability is limited to an amount equal to the premiums paid, less any withdrawals and minus any Loan Amount. We will pay this amount to the Beneficiary in a single sum.

If the Policy lapses and is reinstated and the Insured later commits suicide, while sane or insane, within two years of the reinstatement date (or any shorter period as may be required by state law), the Policy will terminate and Our liability is limited to premiums paid, less any withdrawals and minus any Loan Amount. We will pay this amount to the Beneficiary in a single sum.